UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☑

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified in its Charter)

HANESBRANDS INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the following documents:

•	Message sent on behalf of Richard A. Noll, Chairman and Chief Executive Officer of Hanesbrands Inc., to employees of Hanesbrands Inc.

•
Message sent on behalf of Richard A. Noll, Chairman and Chief Executive Officer of Hanesbrands Inc., and Gerald W. Evans, Jr., Chief Operating Officer of Hanesbrands Inc., to employees of Maidenform Brands, Inc.

Message to Hanesbrands Inc. employees from Hanesbrands Inc. Chairman and Chief Executive Officer Richard A. Noll

September 10, 2013

To:	All HBI Employees
From:	Rich Noll
Re:	Maidenform Acquisition Update

I am happy to inform you that we are making significant progress in the process to acquire Maidenform Brands, and we expect to be able to close the acquisition by Oct. 8, provided Maidenform stockholders vote to approve the deal at a special meeting to be held Oct. 3. Recently we received the needed governmental antitrust clearance for combining Maidenform with HanesBrands.

We are also making significant progress in the development of integration plans. Senior executives from Hanes and Maidenform have already met several times and are directing the planning process. Teams from both companies representing sales and marketing, international, direct to consumer, design and merchandising, finance, supply chain, human resources and information technology have been formed and are collaborating to develop plans around operational and functional issues.

Gerald Evans and I have written two letters to the Maidenform employees to keep them abreast of the acquisition progress and outline a timetable for communicating more information. While we won’t have all the answers immediately, we are looking forward to putting a communication process in place to provide Hanes and Maidenform employees with information and details as plans are solidified. Our goal is to be able to communicate no later than early November the high-level plans to integrate the Maidenform and Hanes businesses.

We understand that an acquisition can create uncertainty and concern for employees. We are working diligently on the integration planning process, and we pledge to communicate as much as we can as soon as we can about the plans and the timeline to execute them.

We will be in touch when the acquisition closes.

Rich

Additional Information and Where to Find It

In connection with the acquisition, Maidenform has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAIDENFORM AND THE ACQUISITION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Maidenform with the SEC may be obtained free of charge by contacting Maidenform’s investor relations department by telephone at (732) 621-2300 or via email at ir@maidenform.com. Maidenform’s filings with the SEC are also available for free on its website at ir.maidenform.com.

Participants in the Solicitation

Maidenform and its officers and directors and HanesBrands and its officers and directors may be deemed to be participants in the solicitation of proxies from Maidenform stockholders with respect to the acquisition. Information about Maidenform’s officers and directors and their ownership of Maidenform common shares is set forth in the definitive proxy statement filed with the SEC on August 27, 2013 for the special meeting of Maidenform stockholders to be held on October 3, 2013 in connection with the acquisition. Information about HanesBrands’ officers and directors is set forth in the proxy statement for HanesBrands’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 21, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the acquisition by reading the definitive proxy statement regarding the acquisition that Maidenform filed with the SEC on August 27, 2013 and other relevant documents regarding the merger.

Message to Maidenform Brands, Inc. employees from Hanesbrands Inc. Chairman and Chief Executive Officer Richard A. Noll and Hanesbrands Inc. Chief Operating Officer Gerald W. Evans, Jr.

HanesBrands
1000 East Hanes Mill Road
Winston-Salem, NC 27105

September 10, 2013

Dear Maidenform Employees:

Since we last wrote you in August, we have made significant progress toward consummating the acquisition of Maidenform Brands, and we remain on a best-case timeline. As you know, combining Maidenform with HanesBrands has received the governmental antitrust clearance needed, and we now are awaiting the vote of Maidenform stockholders.

The stockholders will vote at a special meeting to be held Thursday, Oct. 3, and we are happy to inform you that we expect to close on the acquisition by Oct. 8, 2013, pending an affirmative vote.

We are also making significant progress in the development of integration plans. The teams from Maidenform and Hanes representing sales and marketing, international, direct to consumer, design and merchandising, finance, supply chain, human resources and information technology have added team members and are collaborating to develop plans.

While we won’t have all the answers immediately, we are looking forward to putting a communication process in place to provide you with information and details as plans are solidified. Our goal is to be able to communicate no later than early November the high-level plans to integrate the Maidenform business into the HanesBrands organization.

We understand that an acquisition creates uncertainty and concern. We appreciate your patience and continued professional commitment to the business as we undertake the integration planning process. We pledge to communicate as much as we can as soon as we can about the plans and the timeline to execute them.

We will be in touch when the acquisition closes.

Sincerely

Rich Noll	Gerald Evans
Chairman and CEO	Chief Operating Officer

Additional Information and Where to Find It

In connection with the acquisition, Maidenform has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAIDENFORM AND THE ACQUISITION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Maidenform with the SEC may be obtained free of charge by contacting Maidenform’s investor relations department by telephone at (732) 621-2300 or via email at ir@maidenform.com. Maidenform’s filings with the SEC are also available for free on its website at ir.maidenform.com.

Participants in the Solicitation
Maidenform and its officers and directors and HanesBrands and its officers and directors may be deemed to be participants in the solicitation of proxies from Maidenform stockholders with respect to the acquisition. Information about Maidenform’s officers and directors and their ownership of Maidenform common shares is set forth in the definitive proxy statement filed with the SEC on August 27, 2013 for the special meeting of Maidenform stockholders to be held on October 3, 2013 in connection with the acquisition. Information about HanesBrands’ officers and directors is set forth in the proxy statement for HanesBrands’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 21, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the acquisition by reading the definitive proxy statement regarding the acquisition that Maidenform filed with the SEC on August 27, 2013 and other relevant documents regarding the merger.